CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

                                                                  CONFORMED COPY

                           TURQUOISE FUNDING 1 LIMITED
                               as Loan Note Issuer

                                  HSBC BANK PLC
                               as LNI Account Bank

                                       and

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                               as Security Trustee

                                   ----------

                                LOAN NOTE ISSUER
                             ACCOUNT BANK AGREEMENT

                                   ----------

                                    CONTENTS

CLAUSE                                                                      PAGE
                                                                            ----

THIS AGREEMENT is made on 23 May 2006

BETWEEN:

(1)  TURQUOISE FUNDING 1 LIMITED, a private limited liability company incorporated in Jersey with registration number 92327 and having its registered office at 26 New Street, St Helier, Jersey, in its capacities as the loan note issuer (the "LOAN NOTE ISSUER");

(2)  HSBC BANK PLC whose registered office is at 8 Canada Square, London E14 5HQ acting through its Jersey Branch at PO Box 14, 8 Library Place, St Helier,
     Jersey, JE4 8NJ (the "LNI ACCOUNT BANK"); and

(3)  LAW DEBENTURE TRUST COMPANY OF NEW YORK, acting through its New York branch whose principal place of business is at 767 Third Avenue - 31st floor, New
     York, New York 10017 (in its capacity as "SECURITY TRUSTEE" which expression shall include such company and all other persons or companies for the time being acting as the trustee or trustees under the Security
     Trust Deed).

IT IS HEREBY AGREED AS FOLLOWS:

1.   DEFINITIONS

1.1  In this Agreement, except so far as the context otherwise requires:

     "ACCOUNTS" means (together with any redesignation or sub-account thereof or any replacement therefor with any bank which is a Qualifying Institution), with respect to each Series, each account designated the "Turquoise Funding
     1 Limited - Distribution Account" and designated with reference to the number of such Series (each, the "SERIES LOAN NOTE ISSUER DISTRIBUTION
     ACCOUNT") in the name of the Loan Note Issuer and maintained by the LNI
     Account Bank (Sort Code 40-25-34) or any account at any branch of the LNI
     Account Bank or a Qualifying Institution which replaces it from time to time and "ACCOUNT" shall mean any one such Account;

     "BUSINESS DAY" means a TARGET settlement day and a day on which commercial banks and foreign exchange markets settle payments generally in London,
     England, Jersey, Channel Islands, Edinburgh, Scotland and New York, New
     York and each (if any) additional business centre;

     "ELECTRONIC MEANS" means, in respect of transfers, by way of CHAPS or such other system(s) as may replace it, and in respect of electronic messaging,
     SWIFT or such other systems as may replace it, or any other system as may be agreed by the parties;

     "LNI ACCOUNT BANK" means HSBC Bank plc;

     "LOAN NOTE" means each loan note issued by the Loan Note Issuer from time to time constituted by the Security Trust Deed as supplemented by each relevant Loan Note Supplement;

     "LOAN NOTE EVENT OF DEFAULT" means any of the events set out in Condition 9
     (Loan Note Events of Default) of the Loan Note with respect to a Series;

                                      -1-

     "LOAN NOTE SUPPLEMENT" means the relevant supplement to the Security Trust
     Deed with respect to a Series;

     "MASTER FRAMEWORK AGREEMENT" means the master framework agreement entered into on or about 23 May 2006 by, inter alios, the Loan Note Issuer, the
     Security Trustee, Turquoise Receivables Trustee Limited and HSBC Bank plc;

     "MANDATES" means the resolutions, instructions and signature authorities relating to each of the Accounts of each Series in the form set out in the
     Schedules hereto as they may be amended from time to time and notified as provided herein;

     "MOODY'S" means Moody's Investors Service Limited;

     "QUALIFYING INSTITUTION" means an institution (i) outside the United
     Kingdom which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's or (ii) which is acceptable to each Rating Agency;

     "RATING AGENCY" means each of Moody's and Standard & Poor's;

     "SECURITY TRUST DEED" means the security trust deed dated on or about 23
     May 2006 between, inter alios, the Security Trustee and the Loan Note
     Issuer;

     "SERVICER ANNUAL REPORT" means the Servicer Annual Report as defined by
     Clause 9.6 of the Receivables Trust Deed and Servicing Agreement entered into on or about 23 May 2006 by Turquoise Receivables Trustee Limited, HSBC
     Bank plc, and the Loan Note Issuer;

     "SERVICER DAILY REPORT" means the Servicer Daily Report as defined by
     Clause 9.5(a) of the Receivables Trust Deed and Servicing Agreement entered into on or about 23 May 2006 by Turquoise Receivables Trustee Limited, HSBC
     Bank plc, and the Loan Note Issuer;

     "SERVICER MONTHLY REPORT" means the Servicer Monthly Report as defined by
     Clause 9.5(b) of the Receivables Trust Deed and Servicing Agreement entered into on or about 23 May 2006 by Turquoise Receivables Trustee Limited, HSBC
     Bank plc, and the Loan Note Issuer;

     "STANDARD & POOR'S" means Standard & Poor's Ratings Group; and

The headings in this Agreement shall not affect its interpretation.

1.2  Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.3  References to this or any other agreement or document include any amendment or supplement thereto or variation thereof for the time being having effect.

1.4  The parties hereto acknowledge that references to:

     (i)   the Master Framework Agreement;

                                      -2-

     (ii)  the Receivables Trust Deed and Servicing Agreement;

     (iii) the Loan Note Supplement; and

     (iv)  the Security Trust Deed,

     in this Agreement are for definition purposes only and that (other than as expressly provided herein) the LNI Account Bank, in its capacity as the account operating bank under this Agreement, shall not be deemed to have notice of their terms. If there is any conflict between any terms defined in the Master Framework Agreement and terms defined herein, the terms defined herein shall prevail.

2.   THE ACCOUNTS

2.1  Prior to the occurrence of a Loan Note Event of Default with respect to a
     Series, the LNI Account Bank shall comply with any direction of the Loan
     Note Issuer or its Delegate to debit any of the Accounts provided that such direction shall:

     (a)  be in writing; and

     (b)  comply with the Mandates.

     Notwithstanding the provisions of this Clause 2.1 amounts shall only be withdrawn from an Account to the extent that such withdrawal does not cause the Account to become overdrawn and furthermore credits shall only be made to an Account when the LNI Account Bank shall have received cleared funds.

2.2  Notwithstanding any term of the Mandates, the Loan Note Issuer revocably instructs the LNI Account Bank to debit from or credit to the relevant
     Accounts to or from the relevant persons and accounts specified therein the amounts specified in each Servicer Daily Report, Servicer Monthly Report or
     Servicer Annual Report received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code issued to the Servicer by the LNI Account Bank (or such other secure method as agreed by the Loan Note Issuer and the LNI Account Bank in writing from time to time) PROVIDED THAT the LNI Account Bank may also act on any report received by it by means of secure facsimile transmission that includes the signal number authentication code issued to the Servicer. The LNI Account
     Bank agrees to comply with such instructions without any further verification unless it receives any instructions in writing from the Loan
     Note Issuer or following the occurrence of a Loan Note Event of Default with respect to a Series, the Security Trustee to the contrary one Business
     Day prior to the time by which it is required to fulfil any instruction contained in any such instructions.

     Notwithstanding the provisions of this Clause 2.2 amounts shall only be withdrawn from any Account to the extent that such withdrawal does not cause such Account to become overdrawn and furthermore credits shall only be made to such Account when the LNI Account Bank shall have received cleared funds.

2.3  The LNI Account Bank agrees that if directed pursuant to Clause 2.1 or
     Clause 2.2 to make any payment, and provided such direction is given or report is received in

                                      -3-

     sufficient time to allow the LNI Account Bank to transfer amounts on the required date, it will do so prior to close of business on the Business Day on which such direction or report is received and for value that day provided that if any direction or report is received by the LNI Account
     Bank later than 2.00 p.m. on any Business Day the LNI Account Bank shall make such payment as soon as practicable after the commencement of business on the following Business Day for value that day.

2.4  The charges of the LNI Account Bank (if any) for the operation of the
     Accounts shall not be debited to the Accounts but shall be payable by the
     Loan Note Issuer within 30 days or less of receipt of a written invoice and charged by the LNI Account Bank to the Loan Note Issuer on the same basis and at the same rates as are generally applicable to its business customers and the LNI Account Bank hereby acknowledges that it will have no recourse against any funds standing to the credit of the Accounts or against any party hereto other than the Loan Note Issuer in respect of the said charges.

3.   MANDATE

3.1  The Loan Note Issuer has agreed to deliver the Mandates to the LNI Account
     Bank (with a copy to the Security Trustee) and the LNI Account Bank will confirm to the Loan Note Issuer and the Security Trustee:

     (a)  receipt by it of the relevant Mandate from the Loan Note Issuer; and

     (b)  that each relevant Mandate is operative and supersedes any previous mandates or arrangements relating to the relevant Account.

4.   ACKNOWLEDGEMENT BY THE LNI ACCOUNT BANK

4.1  Notwithstanding anything to the contrary in the Mandates, the LNI Account
     Bank hereby:

     (a)  acknowledges that, pursuant to each relevant Loan Note Supplement, the
          Loan Note Issuer has assigned or intends to assign its rights, title and interest in the Accounts to the Security Trustee by way of security with respect to each relevant Series; and

     (b)  subject to execution of each relevant Loan Note Supplement, waives any right it has or may hereafter acquire to combine, consolidate or merge the Series Loan Note Issuer Distribution Account with any other account or ledger of the Loan Note Issuer or any other person or any liabilities of the Loan Note Issuer or any other person to the LNI
          Account Bank and agrees that it may not set off, transfer, consolidate, combine or withhold payment of any sum standing to the credit of the Series Loan Note Issuer Distribution Account in or
          towards or conditionally upon satisfaction of any liabilities to it of the Loan Note Issuer or any other person.

4.2  Subject to execution of each relevant Loan Note Supplement, the LNI Account
     Bank agrees (with the consent of the Loan Note Issuer):

     (a)  to comply with any direction of the Security Trustee expressed to be given by the Security Trustee pursuant to the Security Trust Deed and the Loan Note

                                      -4-

          Supplement in respect of the operation of the Accounts and the LNI
          Account Bank shall be entitled to rely on any such direction purporting to have been given on behalf of the Security Trustee without enquiry; and

     (b)  after the occurrence of a Loan Note Event of Default with respect to a
          Series, that all right, authority and power of the Loan Note Issuer in respect of the operation of the Accounts shall be deemed to be terminated and of no further effect and the LNI Account Bank and the
          Loan Note Issuer agree that the LNI Account Bank shall, upon receipt of such notice (to be given in writing) from the Security Trustee, comply with the directions of the Security Trustee or any receiver appointed under the relevant Loan Note Supplement in relation to the operation of the Accounts.

4.3  Until the LNI Account Bank shall have been notified in writing by the
     Security Trustee that there are no Loan Notes outstanding, the LNI Account
     Bank shall provide the Loan Note Issuer with a monthly statement in respect of each of the Accounts or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement.

5.   INDEMNITY

5.1  Unless otherwise directed by the Security Trustee pursuant to Clause 4.2, the LNI Account Bank in making payment from any Account, in accordance with this Agreement, shall be entitled to act as directed by the Loan Note
     Issuer pursuant to Clause 2.1 and Clause 2.2 and to rely as to the amount of any such transfer or payment on the instructions of the Loan Note Issuer in accordance with the relevant Mandate or as set out in the relevant
     Servicer Daily Report, Servicer Monthly Report or Servicer Annual Report in
     accordance with Clause 2.2 and the LNI Account Bank shall have no liability for any loss, injury or consequence suffered or incurred by the Loan Note
     Issuer for any action taken as a consequence of relying on any such instruction or in accordance with any Servicer Daily Report, Servicer
     Monthly Report or Servicer Annual Report except in the case of the LNI
     Account Bank's wilful default, gross negligence or unremedied breach of this Agreement.

5.2  The Loan Note Issuer shall indemnify the LNI Account Bank against any loss, cost, damage, charge or expense incurred by the LNI Account Bank in complying with any direction or instruction of the Loan Note Issuer or the
     Security Trustee delivered pursuant to and in accordance with this
     Agreement, save that this indemnity shall not extend to:-

     (a)  the charges of the LNI Account Bank (if any) for the operation of the
          Accounts; and

     (b)  any loss, cost, damage, charge or expense arising from any breach by the LNI Account Bank of its obligations under this Agreement.

6.   CHANGE OF SECURITY TRUSTEE OR LNI ACCOUNT BANK

6.1  If there is any change in the identity of the Security Trustee in accordance with the Security Trust Deed, or a change in the identity of the
     LNI Account Bank, the parties

                                      -5-

     hereto or any of them as appropriate shall execute such documents and take such actions as the new Security Trustee or LNI Account Bank and the
     outgoing Security Trustee or LNI Account Bank may require for the purpose of vesting in the new Security Trustee or LNI Account Bank the rights and obligations of the outgoing Security Trustee or LNI Account Bank, and releasing the outgoing Security Trustee or LNI Account Bank from its future obligations under this Agreement.

6.2  The LNI Account Bank shall give not less than 4 weeks' notice to the Loan
     Note Issuer and the Security Trustee of any termination of the banking arrangements granted by it pursuant hereto to the Loan Note Issuer. In the event of any such termination the LNI Account Bank shall take reasonable steps (for a period of no longer than three months after such termination)
     to assist the other parties hereto to effect an orderly transition of the
     Loan Note Issuer's banking arrangements.

6.3  In the event that the LNI Account Bank ceases to be a Qualifying
     Institution, the LNI Account Bank shall immediately give notice of that fact to the Security Trustee and the Loan Note Issuer. As soon as practicable thereafter and in any event within 30 days of such notice, the
     LNI Account Bank shall transfer the closing credit balance of each of the
     Accounts, together with all interest accrued on such balances up to but not including the date of transfer, to an appropriate successor account with a
     Qualifying Institution, approved by the Security Trustee.

7.   FURTHER ASSURANCE

     The parties hereto agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give full effect to the arrangements contemplated by this Agreement.

8.   CONFIDENTIALITY

     None of the parties hereto shall during the continuance of this Agreement or after its termination disclose to any person whatsoever (except as provided herein or with the authority of the other parties hereto or so far as may be necessary for the proper performance of its obligations hereunder or unless required by law or any applicable stock exchange requirement or by any regulatory authority or ordered to do so by a court of competent jurisdiction or by the Inland Revenue or the Commissioners of Customs and
     Excise) any information relating to the business, finances or other matters of a confidential nature of any other party of which it may in the course of its duties hereunder have become possessed and all parties hereto shall use all reasonable endeavours to prevent any such disclosure.

9.   COSTS

     The Loan Note Issuer agrees to pay the proper costs (including proper legal costs and expenses) of the LNI Account Bank and of the Security Trustee in
     connection with the negotiation of this Agreement and the establishment of the Accounts and the negotiation and execution of any further documents and the taking of any further action to be executed or taken pursuant to Clause
     7 (Further Assurance) of this Agreement.

                                      -6-

10.  NOTICES

     Any notices, including directions to the LNI Account Bank, the Loan Note
     Issuer or the Security Trustee to be given pursuant to this Agreement, shall be sufficiently served or given if sent by prepaid post or by facsimile transmission and shall be deemed to be given (in the case of any notice by facsimile transmission) when despatched and (in the case of any notice by post) when it would be received in the ordinary course of the post and (in the case of any direction to the LNI Account Bank by post or facsimile transmission) when actually received, and shall be sent:

     (a)  in the case of the Loan Note Issuer, to it at its registered office at
          26 New Street, St Helier, Jersey for the attention of the Directors;

     (b)  in the case of the LNI Account Bank, to HSBC Bank plc whose address is at 8 Canada Square, London E14 5HQ for attention of Product Control, fax number +44 (0) 20 7992 4498;

     (c)  in the case of the Security Trustee at 767 Third Avenue - 31st floor,
          New York, New York 10017, for the attention of HSBC Card Services, fax number 020 7991 4663.

     or to such other address or for the attention of such other person or to such other number or numbers as may from time to time be notified by any party to the other parties by written notice in accordance with the provisions of this clause.

11.  CONSIDERATION

     The LNI Account Bank acknowledges that it enters into this Agreement in consideration of the Loan Note Issuer having opened the Accounts, and that such opening of the Accounts constitutes good consideration with respect to this Agreement.

12.  LIMITED RECOURSE AND NON-PETITION

12.1 The LNI Account Bank hereby agrees and undertakes that until all amounts payable by the Loan Note Issuer under the Loan Notes have been paid in full, the LNI Account Bank will not petition or commence proceedings for liquidation, bankruptcy, reorganisation or winding up (or similar proceedings) under the laws of any jurisdiction nor join any person in doing so, nor commence any proceedings against the Loan Note Issuer.

12.2 The LNI Account Bank acknowledges that the obligations of the Loan Note
     Issuer under this Agreement at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the cash amounts deposited in the Accounts of the Loan Note Issuer at such time or realised by the
     Security Trustee following the enforcement of security pursuant to the
     Security Trust Deed. The LNI Account Bank shall not have a right to have recourse to, or make demand or initiate proceedings against the Loan Note
     Issuer at any time whilst the nominal amount exceeds the available amount.
     The Loan Note Issuer shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this Agreement, which inability results from the operation of the foregoing provisions of this
     Clause 12.2.

                                      -7-

12.3 The LNI Account Bank acknowledges that it shall have no recourse, in respect of any obligation, covenant or agreement of the Loan Note Issuer, against any shareholder, officer, agent or director of the Loan Note
     Issuer.

13.  ASSIGNMENT

     The Loan Note Issuer may assign all its rights, title and benefit under this Agreement to the Security Trustee under or pursuant to the Security
     Trust Deed as supplemented by a Loan Note Supplement but may not otherwise assign or transfer any or all of its rights, title and benefit under this
     Agreement without the prior written consent of the Security Trustee.

14.  COUNTERPARTS

     This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

15.  THIRD PARTY RIGHTS

     Without prejudice to the rights of any such shareholders, officers, agents or directors as referred to at clause 12.3 to enforce clause 12.3, a person who is not a party to this Agreement has no right under the Contract
     (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

16.  GOVERNING LAW AND JURISDICTION

16.1 This Agreement shall be governed by and construed in accordance with the laws of England.

16.2 Each of the parties hereto other than the Security Trustee irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement, and, for such purposes, irrevocably submits to the jurisdiction of such courts.

16.3 Each party hereto other than the Security Trustee irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

16.4 This Clause 16 is for the benefit of the Security Trustee and as a result each party hereto acknowledges that this Clause 16 does not prevent the
     Security Trustee from taking any suit, action or proceeding in any other courts with jurisdiction. To the extent allowed by law, the Security
     Trustee may take concurrent proceedings in any number of jurisdictions.

16.5 Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto below to accept service of any

                                      -8-

     process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Agreement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

IN WITNESS whereof this Agreement has been executed by or on behalf of the parties the day and year first above written.

                                      -9-

                                   SCHEDULE 1

                            LNI ACCOUNT BANK MANDATE

                 (SERIES LOAN NOTE ISSUER DISTRIBUTION ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Funding 1
Limited (the "COMPANY") held at 26 New Street, St Helier, Jersey on 23 May 2006.

IT WAS RESOLVED that:

1.   The opening of the account number 60211142 sort code 40-25-34 in the name of the Company designated the "Turquoise Funding 1 Limited - Distribution
     Account - Series 2006-1" (the "SERIES LOAN NOTE ISSUER DISTRIBUTION
     ACCOUNT") held with HSBC Bank plc (the "LNI ACCOUNT BANK" for the purpose of this Resolution and Resolutions 2 to 7) at PO Box 14, 8 Library Place,
     St Helier, Jersey, JE4 8NJ be and is hereby approved and ratified and that the Series Loan Note Issuer Distribution Account be used as an account for the benefit of the Company.

2.   Terms defined in the Loan Note Issuer Bank Agreement entered into on or about 23 May 2006 between the Company, the Security Trustee and the LNI
     Account Bank (the "LOAN NOTE ISSUER ACCOUNT BANK AGREEMENT") have the same meanings herein, unless defined herein or the context otherwise requires.

3.   In relation to the Series Loan Note Issuer Distribution Account, the LNI
     Account Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment
     System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted made or given and all directions given in writing in respect of the Series Loan Note Issuer Distribution Account opened pursuant to the Loan Note Issuer Account Bank Agreement PROVIDED
     THAT any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Loan Note
     Issuer.

4.   Notwithstanding Resolution 3 above, the LNI Account Bank be and is hereby instructed to act on any copy of such advice to the Company contained in any Servicer Daily Report, Servicer Monthly Report or Servicer Annual
     Report received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code issued to the Servicer with respect to the debiting and crediting of monies from and to the Series Loan Note Issuer Distribution Account provided that the LNI
     Account Bank may also act on any report received by it by means of secure facsimile transmission that includes the signal number authentication code supplied to the Servicer unless notified otherwise in writing by the
     Company (or, following a Loan Note Event of Default with respect to any
     Series, the Security Trustee). The LNI Account Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the Loan Note

                                      -10-

     Issuer to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

5.   The mandates given to the LNI Account Bank by virtue of these resolutions shall, subject as provided in Resolution 6 below, remain in force, unless and until the LNI Account Bank has received from the Security Trustee notice to the contrary (the "SECURITY TRUSTEE'S NOTICE").

6.   If the LNI Account Bank receives a Security Trustee's Notice, the LNI
     Account Bank will be instructed to comply with any direction or notice of the Security Trustee pursuant to the relevant Loan Note Supplement in respect of the operation of the Series Loan Note Issuer Distribution
     Account and that any instruction, advice or other direction referred to in
     Resolutions 3 or 4 as it relates to amounts in the Series Loan Note Issuer
     Distribution Account shall, if purporting to be dated after the date of receipt of the Security Trustee's Notice by the LNI Account Bank, be signed by or on behalf of the Security Trustee or any substitute administrator or by the person or persons specified by the Security Trustee in writing or as otherwise agreed or directed by the Security Trustee hereafter.

7.   The LNI Account Bank be supplied with the list of names of Directors, the
     Secretary and other officers of the Company and the LNI Account Bank be and is hereby authorised to act on any information given by a Director or the
     Secretary of the Company as to any changes therein.

8.   These Resolutions be communicated to the LNI Account Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company with the prior written consent of the Security
     Trustee and a copy thereof and of such consent, certified by any one of the
     Directors or the Secretary, shall be received by the LNI Account Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

-------------------------------------
Director

                                      -11-

                                    SCHEDULE

                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

[o]

[o]

[o]

                                      -12-

                                 EXECUTION PAGE

LOAN NOTE ISSUER AND INVESTOR BENEFICIARY

EXECUTED by
TURQUOISE FUNDING 1 LIMITED

By: S.M. HOLLYWOOD
    ---------------------------------
    Director

PROCESS AGENT:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ

LNI ACCOUNT BANK

EXECUTED by
HSBC BANK PLC

By: MICHAEL WORSFOLD
    ---------------------------------

SECURITY TRUSTEE

LAW DEBENTURE TRUST
COMPANY OF NEW YORK
AS SECURITY TRUSTEE

By: PATRICK J. HEALY
    ---------------------------------
Name: PATRICK J. HEALY
Title: VICE PRESIDENT

                                      -13-